Exhibit 4.1

FINISHED PAGE SIZE = 8.0” X 12.0” FRONT COMMON STOCK COMMON STOCK NUMBER IMPV 001 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 45321L 10 0 IMPERVATHIS CERTIFIES THAT IS THE RECORD HOLDER OF FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF, IMPERVA, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile signatures of its duly authorized officers. IS THE RECORD HOLDER OF Dated: SECRETARY PRESIDENT AND CHIEF EXECUTIVE OFFICER COUNTERSIGNED AND REGISTERED: MELLON INVESTOR SERVICES LLC TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE INKS USED: PMS 540 BLUE PMS 166 ORANGE BLACK OFFSETINTAGLIO LEGEND INDICATES (WILL NOT PRINT): PAGE SIZE *** ARTWORK APPROVAL *** It is the customer’s responsibility to ensure that this proof is correct in all areas. By approving this proof the customer states that he or she has reviewed all elements and assumes sole responsibility and liability for: 1.) copy, color, spelling, grammar, layout, etc. 2.) any errors or omissions including defects in the designation 3.) infringement or interference with trademarks, copyrights, designs, or any other property rights of another. Customer agrees to defend, indemnify and hold Sekuworks, LLC harmless from all expenses, loss or damage resulting from any claim based upon any of the foregoing customer responsibilities. All artwork must be approved by the customer with an authorized email and/or signature before a job can be entered into production.

BACK FINISHED PAGE SIZE = 8.0” X 12.0” IMPERVA, INC. The Corporation will furnish to any stockholder upon request and without charge the designations, relative rights, preferences and limitations applicable to each class of stock of the Corporation and the variations in rights, preferences and limitations determined for each series of stock of the Corporation, and authority of the Board of Directors to determine variations for future series of stock of the Corporation The. request shall be made to the Corporation’s Secretary at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM- as tenants in common UNIF GIFT MIN ACT- Custodian (Cust) (Minor) TEN ENT- as tenants by the entireties JT TEN- as joint tenants with right under Uniform Gifts to Minors of survivorship and not as Act tenants in common (State) UNIF TRF MIN ACT- Custodian age(until ) (Cust) under Uniform Transfers (Minor) to Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Print(Please or Typewrite Name and Address, Including Zip Code, of Assignee) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer said stock on the books of the within named Association with full power of substitution in the premises. Dated Notice: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever. Signature(s) Guaranteed By The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan association and credit unions with membership in an approved signature guarantee medallion program) pursuant to SRule. 17Ad. INKS USED: BLACK OFFSET LEGEND INDICATES (WILL NOT PRINT): PAGE SIZE *** ARTWORK APPROVAL *** It is the customer’s responsibility to ensure that this proof is correct in all areas. By approving this proof the customer states that he or she has reviewed all elements and assumes sole responsibility and liability for: 1.) copy, color, spelling, grammar, layout, etc. 2.) any errors or omissions including defects in the designation 3.) infringement or interference with trademarks, copyrights, designs, or any other property rights of another. Customer agrees to defend, indemnify and hold Sekuworks, LLC harmless from all expenses, loss or damage resulting from any claim based upon any of the foregoing customer responsibilities. All artwork must be approved by the customer with an authorized email and/or signature before a job can be entered into production.